SCHEDULE 14A
             Information Required in Proxy Statement


                    SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

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     240.14a-12

                Thornburg Limited Term Municipal Fund, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

              ------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)
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                                                            PRELIMINARY COPY
                THORNBURG LIMITED TERM MUNICIPAL FUND, INC.
          Thornburg Limited Term Municipal Fund National Portfolio
         Thornburg Limited Term Municipal Fund California Portfolio
                 Notice of Special Meeting of Shareholders

To the Shareholders of Thornburg Limited Term Municipal Fund, Inc.:

      A Special Meeting of Shareholders of Thornburg Limited Term Municipal Fund National Portfolio ("National Fund") and Thornburg Limited Term Municipal Fund California Portfolio ("California Fund"), separate investment portfolios of Thornburg Limited Term Municipal Fund, Inc. (the "Company") will be held at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico on April 16, 1996 at 9:30 a.m. prevailing Mountain Time, to act on the matters described below.

     (1) For the National Fund and for the California Fund, to consider a restatement of the Company's Investment Advisory Agreement and adoption of an Administrative Services Agreement, to reallocate the services performed and the fees paid to the investment adviser so that a portion of these services will be performed and fees associated with them will be paid pursuant to the new Administrative Services Agreement. The approval of this proposal would permit the payment of an annual fee of up to .125% of Class A and Class C assets to provide administrative services. Upon approval of this proposal, management fees would decrease by approximately the same amount at current asset levels, and this reallocation would not cause Fund expenses to increase at current asset levels.

     (2) For Class A shares of each Fund, to consider the approval of an amendment to the Plan and Agreement of Distribution pursuant to Rule 12b-1 (Class A Service Plan) between the Company and its investment adviser to increase the amount of the annual maximum reimbursement from .125 of 1% to .25 of 1% of assets attributable to Class A shares. Upon approval of this proposal, the fee charged under the Investment Advisory Agreement would decrease by the same amount at current asset levels and the amendment of the Service Plan would not cause Fund expenses to increase at current asset levels.

     (3) To consider ratification of the appointment by the Board of Directors of McGladrey & Pullen, LLP, as independent auditors of the Company for the current fiscal year.

     (4) To transact such other business as may properly come before the Meeting and any adjournments thereof.

Only shareholders of record on January 19, 1996 will be entitled to notice of, and to vote at the meeting or any adjournments thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                              By Order of the Board of Directors
                              DAWN B. SHAPLAND, Secretary
Santa Fe, New Mexico
February 1, 1996

                              PROXY STATEMENT              PRELIMINARY COPY
                      SPECIAL MEETING OF SHAREHOLDERS
                                    OF
                THORNBURG LIMITED TERM MUNICIPAL FUND, INC.
         Thornburg Limited Term Municipal Fund National Portfolio
        Thornburg Limited Term Municipal Fund California Portfolio
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico  87501

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Thornburg Limited Term Municipal Fund National Portfolio ("National Fund") and Thornburg Limited Term Municipal Fund California Portfolio ("California Fund"), separate investment portfolios of Thornburg Limited Term Municipal Fund, Inc. (the "Company") for use at the Company's Special Meeting of Shareholders (the "Meeting") to be held at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico, on April 16, 1996 at 9:30 a.m. prevailing Mountain Time, and at any postponement or adjournment thereof.

     The Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and form of proxy are being mailed on or about February 12, 1996 to shareholders of record on the record date.

                              General Matters

     Any person giving a proxy may revoke it at any time prior to its use. Signed proxies received by the Company in time for voting and not so revoked will be voted in accordance with the directions specified in the proxy. If no instructions are given, the proxy will be voted in favor of all proposals, and at the discretion of the proxy holders, on any other matters which may properly come before the Meeting or any postponement or adjournment thereof. The Board of Directors does not know of any actions to be considered at the Meeting other than those referred to in the Notice of Special Meeting.

     One-third of the outstanding shares of the Company represented in person or by proxy will be required to constitute a quorum at the Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining the existence of a quorum. If a proposal must be approved by a percentage of votes cast on the proposal, abstentions and broker non-votes will not be counted and will have no effect on the result of the vote. If the proposal must be approved by a percentage of voting securities present at the Meeting, abstentions will be counted as votes against the proposal and broker non-votes will not be counted and will have no effect on the result of the vote. The required vote for each proposal and the manner of counting votes is described below under the caption "Required Votes."

     If a quorum is present at the Meeting, but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will be approved if the votes cast in favor of adjournment exceed the votes cast opposing the adjournment. It is anticipated that the persons named as proxies will vote in favor of any such adjournment.

     Costs of soliciting proxies will be borne by the Company. In addition to solicitation of proxies by use of the mails, some of the officers of the Company and persons affiliated with Thornburg Management Company, Inc., the investment adviser to the Company, and Thornburg Securities Corporation, the distributor of shares of the Company, may, without remuneration, solicit proxies personally or by telephone, telegram or facsimile transmission. The Company also may retain D. F. King & Co., Inc., a professional proxy solicitor, or another professional solicitor, to assist in soliciting proxies. The solicitor's fee is estimated at $5,000 to $10,000, plus expenses, depending upon the extent of the solicitor's activities.

     On January 19, 1996, the record date for the determination of shareholders entitled to vote at the Meeting, there were an aggregate of 76,961,404 shares entitled to vote, constituting all of the outstanding voting securities of the Company, and the issued and outstanding shares for each Fund and their respective classes on the record date were as follows:

Limited Term Municipal Fund             Limited Term Municipal Fund
National Portfolio                      California Portfolio
---------------------------             ---------------------------
   Class A     68,163,898                  Class A      7,777,234
   Class C        900,651                  Class C        119,620

Each full share of the Company outstanding on the record date is entitled to one full vote and each fractional share outstanding on that date is entitled to a proportionate share of one vote.

     Shareholders may vote only on matters which concern the Fund in which they hold shares, and where a proposal concerns only shares of a specific class of shares of the Fund, only persons holding shares of the class may vote on the proposal. The following table summarizes which shareholders may vote on the proposals.

                                             National Fund   California Fund
Proposals:                                 Class A  Class C Class A  Class C
1.  Restatement of Advisory Agreement and
    Adopt Administrative Services Agreement   X        X       X        X
2.  Amend Class A Service Plan                X                X
3.  Appointment of Independent Auditors       X        X       X        X
4.  Other Business                            X        X       X        X


Required Votes

     Votes will be counted separately for each of the National Fund and the California Fund and the Funds' respective classes. Proposal 1 must be approved by affirmative vote of a majority of the outstanding voting securities of each Fund, which is defined as the lesser of (i) a majority of the outstanding shares of each Fund, or (ii) 67% or more of the shares of the Fund represented in person or by proxy at the Meeting if more than 50% of the outstanding shares of the Fund are represented. The voting requirement for Proposal 1 also must be satisfied as to each of the classes of shares of each of the Funds. Proposal 2 similarly requires the affirmative vote of the lesser of (i) a majority of the outstanding Class A shares of each Fund, or
(ii) 67% or more of the Class A shares of each Fund represented in person or by proxy at the Meeting if more than 50% of the outstanding Class A shares of each Fund are represented. Proposal 3 requires the affirmative vote of a majority of the outstanding voting securities of the Company. If any proposal is not so approved, the Board of Directors will consider what appropriate action may be taken.

     The effectiveness of the matters considered in Proposal 1 and Proposal
2 are CONDITIONED UPON APPROVAL OF BOTH PROPOSALS. That is, the restatement of the Investment Advisory Agreement and the adoption of Administrative Services Agreements contemplated in Proposal 1 will not occur unless Proposal 2 is approved, and the amendment to the Class A Service Plans and further reduction in the Investment Advisory fee contemplated in Proposal 2 will not occur unless Proposal 1 is approved.

     THE COMPANY WILL FURNISH A COPY OF THE FUNDS' MOST RECENT ANNUAL REPORTS AND SEMIANNUAL REPORTS WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING THE REPORTS BY TELEPHONING THE COMPANY AT (800) 847-0200.


                   INTRODUCTION AND SUMMARY OF PROPOSALS

     The Company's Board of Directors determined at a meeting held on December 11, 1995 to revise the manner in which certain investment management and administrative services are provided to each class of shares offered by each of the Company's two portfolios, Limited Term Municipal Fund National Portfolio ("National Fund") and Limited Term Municipal Fund California Portfolio ("California Fund"). Briefly described, the Directors determined to separate the investment management services provided by Thornburg Management Company, Inc. ("TMC") from the basic administrative services TMC provides. Upon approval of these proposals, the investment management services will continue to be provided to each Fund by TMC for a reduced fee in the same manner those services are provided today. The administrative services will be provided for each class of shares under a new, separate Administrative Services Agreement. The reason for these changes is to better associate the provision of existing and future services to shareholders with the expenditures made to obtain these services. These changes also will permit greater flexibility in creating new classes of shares with different expense structures. The Board of Directors believes that this will broaden the Company's appeal in the marketplace, increase the Company's size, and enhance its operating efficiencies so that shareholders may enjoy lower fees and costs over time because of improved economies of scale, described below. In connection with the restatement of the Investment Advisory Agreement and the adoption of the proposed Administrative Services Agreement, it is further proposed in Proposal 2 that the maximum reimbursement percentage under the Class A Service Plan for the National Fund and the California Fund be changed to an annual rate of .25 of 1% of average daily net assets from the current annual rate of .125 of 1% applicable to Class A shares of these Funds.

     Existing shareholders are not expected to pay higher fees or costs at current asset levels because of the proposed revisions. The aggregate fees charged by TMC for its services under the Investment Advisory Agreement in the Funds' fiscal year ended June 30, 1995 were $6,822,100 for the National Fund and $786,812 for the California Fund. If the proposed restructuring had been in effect for the year, the fees for the National Fund and the California Fund would have been $4,386,325 and $524,344 under the Investment Advisory Agreement or 64.3% and 66.6%, respectively, of the actual amounts charged. These amounts are decreases of approximately $2,435,775 and $262,468, respectively, for the National Fund and the California Fund. These decreases in management fees would have been largely offset by increases in Administrative Services Agreement fees and Class A Service Plan fees if Proposals 1 and 2 had been in effect, totalling approximately $2,423,594 for the National Fund and $260,028 for the California Fund for the fiscal year ended June 30, 1995. A table comparing current Fund fees and expenses and pro forma fees and expenses assuming approval of Proposals 1 and 2 accompanies this Proxy Statement as Exhibit A.

                                PROPOSAL 1
               RESTATEMENT OF INVESTMENT ADVISORY AGREEMENT
                                    AND
               APPROVAL OF ADMINISTRATIVE SERVICES AGREEMENT

Description of Proposal

     TMC currently provides both investment management and administrative services under the Investment Advisory Agreement. It is proposed to amend the Investment Advisory Agreement to limit its scope to investment management services and related activities only, and to adopt for each class of shares offered by the Funds an Administrative Services Agreement governing administrative services. The fee paid under the Investment Advisory Agreement will be reduced in order to accommodate the fee specified in the Administrative Services Agreement. A table comparing current Fund fees and expenses assuming approval of Proposals 1 and 2 accompanies this Proxy Statement as Exhibit A. The restated Investment Advisory Agreement and the form of Administrative Services Agreement accompany this Proxy Statement as Exhibits B and C, respectively.

     TMC currently provides combined investment management and administrative services to each of the Company's Funds pursuant to an Investment Advisory Agreement between the Company and TMC dated September 28, 1984 (the "Advisory Agreement"). The Advisory Agreement was approved as to the National Fund by a vote of the majority of the outstanding voting securities of the Fund at the Company's annual meeting of shareholders on October 16, 1985, and was similarly approved as to the California Fund at a special meeting of the California Fund's shareholders on December 29, 1993. The Investment Advisory Agreement has been continued on an annual basis by an annual affirmative vote of the Board of Directors of the Company, including a majority of the Directors who are not interested persons of TMC or its affiliates, or officers or employees of the Company, cast in person at a meeting called for the purpose of voting on that approval. The Investment Advisory Agreement was most recently continued to September 1, 1996 by the Board of Directors at a meeting on June 19, 1995.

     Investment management services provided by TMC under the Directors' supervision comprise the largest part of TMC's duties under the current Investment Advisory Agreement, and include the review and selection of portfolio securities, periodic evaluations of the credit quality of portfolio securities and issuers, market research and evaluation of general economic conditions. Investment management services and related activities are separable from administrative functions currently provided under the Investment Advisory Agreement. These administrative functions include bookkeeping and accounting for class income and expenses and the allocation of those items, review and administration of functions provided by outside service providers such as the custodian and transfer agents and the conduct of shareholder communications through written reports, telephone advice and other means.

     The Directors have determined, subject to shareholder approval, to restate the Investment Advisory Agreement so that it applies only to the investment management services common to all classes of the Company's Funds. The rate of the investment advisory fee charged each Fund will be reduced accordingly, ASSUMING APPROVAL OF PROPOSALS 1 AND 2, as shown in the following table:

          Net Assets of Fund            Old Rate*      New Rate*
          ------------------            ---------      ---------

          0 to $500 million               .75%           .50%
          $500 million to $1 billion      .65%           .40%
          $1 billion to $1.5 billion      .55%           .30%
          $1.5 billion to $2 billion      .50%           .25%
          Over $2 billion                 .40%           .225%

     * Rates are calculated on average daily net assets and are paid monthly.


     The restated Investment Advisory Agreement will continue to provide that the Company will pay all of its expenses, subject to TMC's reimbursement obligation described below. These expenses include, but are not limited to, taxes, brokerage fees and commissions, commitment fees, distribution expenses, certain insurance premiums, interest charges, fees and expenses of the custodian, transfer agent and dividend disbursing agent, telecommunications expenses, auditing and legal expenses, costs of forming the Company and maintaining its corporate existence, compensation of officers and employees of the Company, fees and travel expenses of outside Directors, costs of other personnel performing services for the Company who are not officers of TMC or its affiliates, costs of federal and state registration fees and expenses, expenses of printing and distributing the Company's prospectus and stock certificates, and printing applications for shareholder accounts, and the fees payable under the Advisory Agreement, the Administrative Services Agreement and applicable Rule 12b-1 plans and agreements.

     The Board of Directors also has adopted, subject to shareholder approval, an Administrative Services Agreement for Class A and Class C shares of each of the Funds under which TMC will provide to each class the administrative functions which will no longer be provided by TMC under the restated Investment Advisory Agreement. These administrative functions include bookkeeping and accounting for Fund income and expenses and the allocation of those items, review and administration of functions provided by outside service providers such as the custodian and transfer agents and the conduct of shareholder communications through written reports and telephone advice. The fee paid to TMC for these functions is calculated at an annual percentage of .125 of 1% of each class's average daily net assets, paid monthly. TMC will attempt to maintain or improve the quality of the administrative services performed under the Administrative Services Agreement for Class A and Class C shareholders of the Funds with no anticipated increases in the costs to the holders of these classes of shares at current asset levels.



     The reason for this reorganization of functions is to better allocate costs for specific services. In addition, this improved allocation will permit each Fund to create one or more new classes of shares which will pay the same cost of investment management under the restated Investment Advisory Agreement, but may pay a different administrative fee under an Administrative Services Agreement specific to each new class, depending upon the administrative functions required for the new class.

     The Board of Directors believes that the ability of each Fund to offer new classes of shares more closely tailored to specific purchasers may increase the total assets of the Funds. Increases in total assets can have the following benefits for shareholders:

     (a) increases in total assets will reduce the investment management fee charged to each share as assets of a Fund increase beyond each step in the investment advisory fee schedule displayed above;

     (b) other expenses also tend to decline with increases in a mutual fund's total assets;

     (c) a mutual fund may obtain the benefit of increased bargaining power that increased size brings in dealing for reduced brokerage commissions or dealer spreads on purchase and sale of securities;

     (d) developments within the mutual fund industry including networking systems, innovative methods of share distribution and new modes for delivering shareholder services may favor larger mutual funds, and may be denied completely to smaller mutual funds; and

     (e) larger mutual funds or mutual funds which are members of fund "families" may have advantages in managing and disposing of assets in declining markets.

     The restated Investment Advisory Agreement provides that it may be terminated at any time without penalty by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Company on 60 days' notice by the Company to TMC, or by TMC on 60 days' notice to the Company, and will automatically terminate in the event of its assignment.
The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of TMC, or of reckless disregard of its obligations thereunder, the Company shall not hold TMC liable for any action or failure to act in accordance with its duties thereunder.

     The Administrative Services Agreement provides that it may be terminated at any time without penalty by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the share class to which the Agreement relates, on 60 days' notice to the Company. The Administrative Services Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of TMC, or of reckless disregard of its obligations under the Agreement, the Company will not hold TMC liable for any action or failure to act in accordance with its duties thereunder.

                     ADDITIONAL INFORMATION ABOUT TMC

     Thornburg Management Company, Inc., a Delaware corporation, is an investment adviser registered under the Investment Company Act of 1940. All of the voting capital stock of TMC is owned by Mr. H. Garrett Thornburg, Jr., who is president and sole director of TMC and is Chairman, Treasurer and a Director of the Company. The principal office of TMC and Mr. Thornburg is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     The officers of the Company who are officers or directors of TMC are as follows:

Name                          Position With Company     Position With TMC
-------------------------     ---------------------     -----------------
H. Garrett Thornburg, Jr.     Chairman, Director,       Director, President
                              Treasurer
Brian J. McMahon              President                 Managing Director
Steven J. Bohlin              Vice President            Managing Director
Ken Ziesenheim                Vice President            Managing Director
Dawn B. Shapland              Secretary                 Secretary,
                                                        Managing Director
John Ariola                   Assistant Vice President  Employee
Susan Rossi                   Assistant Vice President  Employee
Jonathan Ullrich              Assistant Vice President  Employee
Christine Thompson            Assistant Vice President  Employee

The address of each individual is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     TMC is also investment adviser to the following mutual funds having investment objectives similar in certain respects to those of the Company.

                                                         Asset Size
Fund                      Advisory Fee Rate       (as of December 31, 1995)
----------------------    -----------------       -------------------------
Thornburg Limited Term           .50%                   $145,350,000
U.S. Government Fund

Thornburg Limited Term           .625%                  $ 24,800,000
Income Fund

Thornburg Intermediate           .625%                  $240,600,000
Municipal Fund

Thornburg New Mexico             .625%                  $135,780,000
Intermediate Municipal Fund
Thornburg Florida Intermediate   .625%                  $ 37,000,000
Municipal Fund

    Each of the foregoing mutual funds are separate series or portfolios of Thornburg Investment Trust, a registered series investment company. Each of these funds has an agreement with TMC which provides for a declining advisory fee rate with increases in asset size; the fee rates shown above are based upon the respective asset sizes shown above for each fund. For the fiscal year of the funds ending September 30, 1995, TMC reduced its investment advisory fee for Thornburg Limited Term Income Fund and Thornburg Florida Intermediate Municipal Fund. TMC is also investment subadviser to Daily Tax Fund, Inc., a mutual fund having assets of approximately $622,000,000 as of December 31, 1995, and receives an annual fee of approximately .10% of the Fund's assets for its services.

     TMC agrees to waive portions of its fee under the Investment Advisory Agreement or assume certain Company expenses so that total Company expenses (including advisory fees and distribution expenses paid pursuant to the proposed plan and agreement of distribution, but exclusive of interest, taxes, brokerage and extraordinary expenses) do not in any year exceed the limits prescribed by any state in which the Company's shares are qualified for sale. The Company believes that currently the most restrictive expense ratio limitation imposed by any state is the lesser of (i) 2.5% of the first $30,000,000 of the Company's average daily net assets, 2% of the next $70 million in assets and 1.5% of any additional net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Company's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it by TMC. The Company may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Company intends to do so whenever it appears advantageous to the Company. The Company's expenses for employees and such services are among the expenses subject to the expense limitation.


     TMC performs for the Company certain telephone answering services previously performed by the Company's transfer agent, National Financial Data Services, Inc. ("NFDS"). These telephone services include answering telephone calls placed to the Company or its transfer agent by shareholders, securities dealers and others through the Company's toll fee number, and responding to those telephone calls by answering questions, effecting certain shareholder transactions described in the Company's current prospectus, and performing such other, similar functions as the Company may reasonably prescribe from time to time. The Company pays one dollar for each telephone call, which was the charge previously imposed by the Company's transfer agent for this service. The Company paid reimbursements to TMC under this arrangement of $43,685 for the National Fund and $4,492 for the California Fund during the fiscal year ended June 30, 1995.

                             RULE 12B-1 PLANS

     Class A of each Fund has adopted a Service Plan under which TMC makes payments to securities dealers and other financial institutions and organizations to obtain various shareholder related services. The Class A Service Plans are described below in detail in connection with Proposal 2.


     Class C shares of each Fund have adopted a Class C Service Plan which is substantially similar to the Class A Service Plan for each Fund, under which TMC makes payments to securities dealers and other financial institutions and organizations to obtain various shareholder related services. The Class C Service Plans permit each of these Funds to reimburse TMC for these payments at an annual rate up to .25% of the Fund's net assets attributable to Class
C shares. Each Fund also has adopted a Class C Distribution Plan applicable to Class C shares under which the Fund will pay to Thornburg Securities Corporation ("TSC") on a monthly basis an annual distribution fee of up to
 .75% of the average daily net assets attributable to Class C shares of the Fund. This distribution fee is in addition to the service fee described above and is charged to and reduces the income allocated to Class C shares. TSC uses these amounts principally to compensate dealers (including banks) who sell Class C shares. For the year ended June 30, 1995, the National Fund paid to TMC and TSC $24,226 under its Class C Service and Distribution Plans and the California Fund paid to TMC and TSC $4,302 under its Class C Service and Distribution Plans, representing .62% and .63% of the Funds' average net assets attributable to Class C shares for the period.

     The rates of payment and the services provided under the Class C Service Plans and the Class C Distribution Plans will not be affected by approval of Proposal 1.

                          DISTRIBUTION AGREEMENT

     Thornburg Securities Corporation ("TSC") acts as principal underwriter of the Funds' shares and has its offices at 119 East Marcy, Suite 202, Santa Fe, New Mexico 87501. All of the issued and outstanding shares of TSC's voting stock are owned by H. Garrett Thornburg, Jr., the controlling shareholder of TMC. The Distribution Agreement provides that TSC will use its best efforts to distribute the Funds' shares, and that TSC will pay certain costs incurred in the distribution of shares including the printing and distribution of prospectuses and other marketing materials, commissions and advertising costs. For the year ended June 30, 1995, gross commissions of $1,199,224 and $$168,930 were paid to TSC for sales of National Fund shares and California Fund shares, respectively. From these gross commissions TSC paid $1,021,354 and $144,691 to dealers and others selling the Company's shares for sales of National Fund shares and California Fund shares, respectively, as compensation for selling shares.

     The Board of Directors of the Company recommends a vote FOR Proposal 1.

                                    PROPOSAL 2
               APPROVAL OF AMENDMENT TO CLASS A SERVICE PLAN

Description of Proposal

     In connection with the approval of the restated Investment Advisory Agreement, the Board of Directors has proposed an amendment to increase the maximum annual rate of reimbursement under the Class A Service Plan (the "Plan") applicable to each Fund from .125 of 1% to .25 of 1%. The investment adviser (TMC) has agreed to reduce the fee it may charge under the restated Investment Advisory Agreement by a further amount in order to accommodate the proposed increase in the fee under the Class A Service Plan. Consequently, the Board of Directors and TMC do not anticipate that the shareholders' approval of the increase will increase the overall fees and costs charged to Class A shareholders at current asset levels. A table comparing current Fund fees and expenses and pro forma fees and expenses assuming approval of Proposals 1 and 2 accompanies this Proxy Statement as Exhibit A. The form of amended Class A Service Plan accompanies this Proxy Statement as Exhibit D.


     The amended Plan permits payments to be made by a Fund to TMC up to an amount on an annual basis not exceeding .25 of 1% of the assets of Class A shares of the applicable Fund to reimburse TMC for particular expenditures incurred by it to obtain certain services from securities dealers and other financial institutions and organizations, including banks. Since the Plan's inception in 1987, TMC has made payments at annualized rates of (1) .10 of 1% to the brokerage firm or other financial institution of record with respect to each shareholder account opened for less than one year, and (2) .25 of 1% for all accounts opened for more than one year. Because such payments (and other distribution expenses incurred by TMC) have exceeded the .125 of 1% maximum amount under the current Plan, TMC has paid the excess amounts from its own resources.

     For the year ended June 30, 1995, the National Fund paid to TMC $1,211,797 under the Class A Service Plan and the California Fund paid to TMC $130,014 under its Class A Service Plan. Had the proposed changes been in effect for that year, the National Fund and the California Fund would have paid TMC $2,423,594 and $260,028, respectively, representing a 100% increase. The proposed increase would have been offset by a decrease in management fees, however. Please see the comparison of overall current expenses and fees to the overall expenses and fees assuming adoption of Proposals 1 and 2, displayed in Exhibit A accompanying this Proxy Statement.

     The Plan provides that TMC may make additional unreimbursed payments from its own resources, for advertising, promotion and marketing of shares. It has been, and likely will continue to be, the practice of TMC to spend more than the full amount it receives under the Class A Service Plan. TMC will determine in its sole discretion the amount of unreimbursed expenses it may incur and pay from its own resources, provided that TMC's incurring the additional costs will not increase the maximum amount reimbursable under the Plan for any year.

     TMC also may make payments for services or as incentives to banks, savings and loan associations and other depository institutions to the extent permissible under applicable provisions of federal banking laws.

     No fees charged to a class of shares under any Class A Service Plan will be used to reimburse expenses attributable to any other class. The reimbursement to TMC under the Plan will be reduced by the amount, if any, that the reimbursement would cause the total expenses of the applicable Fund of the Company to exceed the expense limitation applicable to it as provided in the restated Investment Advisory Agreement.

     The current Plan was initially approved by a majority of the Board of Directors, including the affirmative vote of a majority of the Directors who have no direct or indirect financial interest in the operations of the Plan or in any agreement thereunder, on August 3, 1987 at a meeting called for the purpose, among other things, of voting on the approval. The shareholders subsequently approved the adoption of the Plan on October 23, 1987. In reviewing the Plan, the Board of Directors concluded that it was necessary to encourage the furnishing of services to shareholders and to promote the distribution of shares. In its annual review of the Plan since its initial adoption, the Board of Directors has received and considered all pertinent information and determined that there was a reasonable likelihood that adoption of the Plan would benefit each Fund's Class A shareholders. Specifically, the Directors reviewed among other things (i) the nature and current extent of services to be provided by TMC and TSC, the Company's principal underwriter, (ii) the quality of past services provided by TSC,
(iii) the expenses of the Company as compared with those of similar mutual funds, (iv) the aggregate value of economic benefits received by TMC and TSC from the Company, (v) the possible disadvantages to Class A shareholders of insufficient future increases in total shares of the class, (vi) the expenses incurred in distributing shares of the class and dealer feedback, (vii) the revenues, expenses and financial condition of TMC, and (viii) the merits of possible alternative plans to reduce net redemptions and increase sales of shares of the class.

     The Plan provides that it will continue in effect from year to year if the continuance is specifically approved at least annually (i) either by a vote of the "majority of the outstanding voting securities" (as that term is defined in the 1940 Act) or by the Board of Directors and (ii) by a vote of the majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

     Shareholder approval will be required before the reimbursement percentage paid to TMC under the Plan may be materially increased. The Plan may not be amended otherwise unless the amendment is approved by a majority of the Board of Directors and a majority of the Directors who are not "interested persons" of the Company or by a majority of the shares of the relevant class of shares. The Plan may be terminated as to any class at any time without payment of any penalty by vote of a majority of the Directors who are not "interested persons" of the Company or a majority vote of the shares of the class.

     So long as the Plan is in effect, the Board of Directors will receive and review, at least quarterly, a written report of the amounts expended pursuant to each such Plan and the purposes for which such expenditures were made; the selection and nomination of the Directors who are not "interested persons" of the Company shall be committed to the Directors who are not "interested persons" of the Company; the Directors will at least annually request and evaluate and TMC will furnish, information reasonably necessary to an informed determination of whether the Plan should be continued; and the Plan's continuance will be approved as to any class only if the Directors conclude, in the exercise of reasonable judgment and in light of their duties, that there is a reasonable likelihood that the Plan will benefit the class and the shareholders of that class.

     The Board of Directors of the Company recommends a vote FOR Proposal 2.


                                 PROPOSAL 3
                    RATIFICATION OF INDEPENDENT AUDITORS

Description of Proposal

     The firm of McGladrey & Pullen, LLP, has been selected as independent auditors for the fiscal year ending June 30, 1996 by the Board of Directors of the Company. The ratification of the selection of independent auditors is to be voted on at the Meeting. It is not expected that a representative of the independent auditors will be present at the Meeting.

     For the fiscal year of the Company ended June 30, 1995, McGladrey & Pullen, LLP performed both audit and non-audit services for the Company. Audit services consisted of examinations of the Company's financial statements and review and consultation in connection with the filings with the Securities and Exchange Commission. Non-audit services consisted of preparation of the Company's federal and state income tax returns.

     The Board of Directors of the Company recommends a vote FOR Proposal 3.

                     ALLOCATION OF PORTFOLIO BROKERAGE

     The Company's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker. The Company has paid no brokerage commissions since its formation. Any transaction for which a Fund pays a brokerage commission will be effected at the best price available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

     Allocation of transactions, including their frequency, to various dealers is determined by TMC in its best judgment and in a manner deemed to be in the best interest of shareholders of the Funds rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     TMC also acts as investment adviser to Thornburg Investment Trust and investment sub-adviser to Daily Tax Free Income Fund, Inc., both registered investment companies. Investment decisions for the Funds will be made independently from those for any other accounts or investment companies which may be or become managed by TMC or its affiliates. If, however, the Funds and other investment companies or accounts managed by TMC are contemporaneously engaged in the purchase or sale of the same security, the transaction may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Funds or the size of the position obtainable for the Funds. In addition, when purchases or sales of the same security of the Funds and for other investment companies managed by TMC occur contemporaneously, the purchase or sale may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.

     No portfolio transactions were executed with TMC, or with any affiliate of TMC acting either as principal or as broker, during the fiscal year ended June 30, 1995.

                  SECURITIES OWNERSHIP OF CERTAIN PERSONS

     As of December 31, 1995, directors and executive officers of the Company beneficially owned, directly or indirectly, less than 1% of any Fund's outstanding voting securities.

                               OTHER MATTERS

     The Directors know of no other matters to come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by those proxies in accordance with their best judgment with respect to those matters.

                           SHAREHOLDER PROPOSALS

     Any shareholder proposals to be presented at the 1997 Annual Meeting of Shareholders, if such a meeting is held, must be received by the Company at its address stated above on or before October 31, 1996.


                              By Order of the Board of Directors


                              DAWN B. SHAPLAND
                              Secretary

Santa Fe, New Mexico
February 1, 1996







                                 EXHIBIT A

                            Expense Information

                                             Current Annual           Pro Forma Operating Expenses
                                             Operating Expenses       Assuming Approval of
                                             (as a percentage of      Proposals 1 and 2
                                              average net assets      (as a percentage of average net
                                             as of June 30, 1995)     assets)
                                             --------------------     ------------------------------
                                             Class A      Class C     Class A     Class C
                                             -------      -------     -------     -------
National Fund
----------------------------------------
Management Fees                                .70%         .70%        .45%        .45%
   Administrative Services Fee                                          .13%        .13%
12b-1 Fees (after fee waivers for Class C)     .13%<FN1>    .50%<FN1>   .25%<FN3>   .60%<FN3>
Other Expenses
  (after expense reimbursements for Class C)   .14%<FN1>    .13%<FN1>   .14%<FN3>   .13%<FN3>
                                              -----        -----       -----       -----
Total Fund Operating Expenses                  .97%        1.33%        .97%       1.31%

California Fund
----------------------------------------
Management Fees (after fee waivers)            .72%<FN2>    .72%<FN2>   .47%<FN4>   .47%<FN4>
   Administrative Services Fee                                          .13%        .13%
12b-1 Fees (after fee waivers for Class C)     .13%<FN2>    .50%<FN2>   .25%<FN4>   .60%<FN4>
Other Expenses (after expense reimbursements)  .15%<FN2>    .15%<FN2>   .15%<FN4>   .15%<FN4>
                                              -----        -----       -----       -----
Total Fund Operating Expenses                 1.00%        1.37%       1.00%       1.35%

    <FN1>  Amounts shown have been restated to reflect current fees. Amounts shown for Class C shares of the National Fund are based upon waiver of a portion of the Class C 12b-1 fee and assumption of certain Class C operating expenses. Had TMC not undertaken such action, the Class C 12b-1 fees and operating expenses would have been 1.00% and .14%, respectively, and the total Fund operating expenses would have been 1.84% for the Class C shares.
    <FN2>  Expenses reflect rounding. Amounts shown have been restated to reflect current fees. Amounts shown for Class A of the California Fund are based upon a management fee waiver and assumption of certain Fund operating expenses. Had TMC not undertaken such action, the management fee and the Fund operating expenses would have been .75% and .16%, respectively, and the total Fund operating expenses would have been 1.04%. Amounts shown for Class C of the Limited Term California Fund are based upon a management fee waiver, a waiver of a portion of the Class C 12b-1 fees, and assumption of certain Class C operating expenses. Had TMC not undertaken such action, the Class C management fees, 12b-1 fees, and operating expenses would have been .75%, 1.00%, and 1.46%, respectively, and total Fund operating expenses would have been 3.21%.
    <FN3>  Expenses reflect rounding.  Amounts shown have been restated to reflect estimated fees for the current fiscal year, assuming approval of Proposals 1 and 2. Amounts shown for Class C shares of the National Fund in the Pro Forma are based upon waiver of a portion of the Class C 12b-1 fee and assumption of certain Class
           C operating expenses. Absent the waivers and reimbursements, Class C 12b-1 fees and operating expenses would be 1.00% and .14%, respectively, and the total Fund operating expenses would be 1.72%. TMC and TSC are not obligated to continue any waiver of fees or payment of other Fund expenses.
    <FN4>  Amounts shown have been restated to reflect estimated fees for the current fiscal year. Expenses reflect rounding. Amounts shown for Class A of the California Fund reflect a management fee waiver and assumption of certain Fund operating expenses. Amounts shown for Class C shares of the California Fund are based upon waiver of a portion of the management fee and Class C 12b-1 fee and assumption of certain Class C operating expenses. Absent the waivers and reimbursements, Class A management fees and other expenses would be .50% and .16%, respectively, and total Class A operating expenses would be 1.04%; Class C management fees, Class C Rule 12b-1 fees and other expenses would be .50%, 1.00% and 1.46%, respectively, and total Class C operating expenses would be 3.09%. TMC and TSC are not obligated to continue any waiver of fees or payment of other expenses.

Examples:

Assuming each Fund's expense percentage remains the same,
an investor making a $1,000 investment will pay the following cumulative expenses, assuming a 5% annual return.
                Current Operating Expense Levels              Pro Forma Operating Expense Levels
                                                              Assuming Adoption of Proposals 1 and 2

                  Class A  Class C  Class C <FN1>                          Class A  Class C  Class C <FN1>
                  -------  -------  -------                                -------  -------  -------
National Fund                                                 National Fund
-------------                                                 -------------
After 1 year       $ 35     $ 14     $ 19                     After 1 year   $ 35    $ 18     $ 18
After 3 years      $ 55     $ 42     $ 42                     After 3 years  $ 55    $ 42     $ 42
After 5 years      $ 77     $ 73     $ 73                     After 5 years  $ 77    $ 72     $ 72
After 10 years     $140     $161     $161                     After 10 years $141    $158     $158

California Fund                                               California Fund
---------------                                               ---------------
After 1 year       $ 35     $ 14     $ 19                     After 1 year   $ 35    $ 14     $ 19
After 3 years      $ 56     $ 44     $ 44                     After 3 years  $ 56    $ 43     $ 43
After 5 years      $ 79     $ 76     $ 76                     After 5 years  $ 79    $ 74     $ 74
After 10 years     $144     $167     $167                     After 10 years $144    $182     $182

    <FN1>  Assumes redemption prior to end of one year.

                                 EXHIBIT B

                                 RESTATED
                       INVESTMENT ADVISORY AGREEMENT
                THORNBURG LIMITED TERM MUNICIPAL FUND, INC.
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico  87501



Thornburg Management Company, Inc.
119 East Marcy Street, Suite 202
Santa Fe, New Mexico  87501

Ladies and Gentlemen:

     We hereby confirm our agreement with you as follows:

     1. We are engaged in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We have furnished copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

     2. (a) We hereby employ you to manage the investment and reinvestment of the assets of our respective series and to perform related functions, and without limiting the generality of the foregoing, to provide the investment management services specified below.

         (b) You will make decisions with respect to all purchases and sales of portfolio securities by the Company's respective series. To carry out such decisions, you are hereby authorized, as our agent and attorney in fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our Company itself or its respective series might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

         (c) You will report to our Board of Directors at each meeting thereof all changes in our series' portfolios since your prior report, and will also keep us apprised of important developments affecting our portfolios and, on your own initiative, will furnish to us from time to time such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolios, the individual banks and other third parties from which securities have been purchased for inclusion in our portfolios, the activities in which the entities or the banks and other third parties engage, federal income tax policies applicable to our investments, or the conditions prevailing in the municipal market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we reasonably may request. In making such purchases and sales of our portfolio securities, you will bear in mind the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code relating to regulated investment companies and the limitations contained in our Registration Statement.

        (d) It is understood that you will from time to time employ or associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder. While this Agreement is in effect, you or persons affiliated with you, other than us ("your affiliates"), will provide persons satisfactory to our Board of Directors to be elected or appointed officers or employees of our corporation. These shall be a president, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the conduct of our business.

     3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses other than those expressly stated to be payable by you hereunder. Expenses payable by us shall include, but not be limited to: (a) brokerage and commission expenses, (b) federal, state or local taxes, including issue and transfer taxes incurred by or levied on us, (c) commitment fees,
(d) interest charges on borrowings, (e) charges and expenses of our custodian, (f) charges and expenses of persons performing issuance, redemption, registrar, transfer and dividend disbursing functions for us,
(g) telecommunication expenses, (h) recurring and non-recurring legal and accounting expenses (including disbursements), (i) insurance premiums,
(j) costs of organizing and maintaining our existence as a corporation, (k) compensation and travel expenses, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates (provided that such officers who serve as our directors will be reimbursed by us for travel and out-of-pocket expenses incurred in attending board meetings), and costs of other personnel providing services to us, (l) costs of stockholders' services and portfolio valuation services,
(m) costs of stockholders' reports, proxy solicitations, distribution of prospectuses to existing stockholders, and corporate meetings, (n) costs of personnel (other than your officers or officers of your affiliates) competent to perform administrative, clerical and shareholder relations functions, including travel expenses if necessarily related to shareholder relations functions, (o) costs of any reports to government agencies, (p) fees and expenses of registering our shares under the appropriate federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (q) expenses of printing our prospectuses,
(r) the cost of printing or engraving of stock certificates representing our shares, (s) postage, (t) membership dues in any industry associations,
(u) payment of the investment advisory fee provided for herein, and (v) all other charges and costs of our operation unless otherwise explicitly provided herein. Our obligation for the foregoing expenses is limited by your agreement to be responsible for any amount by which our operating expenses (excluding taxes, brokerage, interest and, to the extent permitted by applicable law, extraordinary expenses) accrued for any period during which this Agreement is in effect exceed an amount equal to, in the case of expenses accrued with respect to any of our fiscal years during which this Agreement is in effect, the limits prescribed by any state in which the Company's shares are qualified for sale.

     4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

     5. In consideration of the foregoing we will pay you a fee at the annual percentage rate of the daily average of the net assets of each series to which this Agreement is applicable, as set forth below:

          Net Assets of Series              Rate
          --------------------              ----
          0 to $500 million                 .5%
          $500 million to $1 billion        .4%
          $1 billion to $1.5 billion        .3%
          $1.5 billion to $2 billion        .25%
          More than $2 billion              .225%

Your fee will be accrued by us daily and will be payable in arrears on the last day of each calendar month for services performed hereunder during that month. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the end of the month for which those expenses are accrued, at the same time as we pay you your fee for that month.

     6. This Restated Agreement will become effective and supersede the existing Investment Advisory Agreement on the date of its execution after approval by the majority vote of holder of the outstanding voting securities (as defined in the Act) of the respective series of this Company at a special meeting, shall continue in effect for one year from the date of execution hereof and thereafter for successive twelve-month periods, provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities (as defined in the Act) and, in either case, by a majority of those of our directors who are neither a party to this Agreement nor, other than by their service as directors of our corporation, interested persons, as defined in the Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated at any time as to any series, without the payment of any penalty, by vote of a majority of the outstanding voting securities of that series, as defined in the Act, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

     7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer," "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

     8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

     If the foregoing is in accordance with your understanding, you will kindly so indicate by signing and returning to us the enclosed copy hereof.

                                   Very truly yours,

                                   LIMITED TERM MUNICIPAL FUND, INC.

                                   By:________________________________
                                      BRIAN J. McMAHON, President


ACCEPTED:_________________________, 1996

THORNBURG MANAGEMENT COMPANY, INC.

By:___________________________
   H. GARRETT THORNBURG, JR.,
   President


                                 EXHIBIT C

                     ADMINISTRATIVE SERVICES AGREEMENT


     THIS AGREEMENT is made as of the _____ day of ______________, 1996 by and between THORNBURG LIMITED TERM MUNICIPAL FUND, INC., a Maryland corporation (the "Company"), in respect of Thornburg Limited Term Municipal Fund National Portfolio and Thornburg Limited Term Municipal Fund California Portfolio, series of the Company (collectively, the "Funds"), and THORNBURG MANAGEMENT COMPANY, INC., a Delaware corporation ("Thornburg").

                                 Recitals

     1. The Company engages in business as an open-end management investment company and is registered under the Investment Company Act of 1940, as amended (the "1940 Act").

     2. The Company seeks to obtain described administrative services from Thornburg for the class or classes of the Funds' shares hereinafter specified.

     3. Thornburg seeks to be retained to perform services in accordance with this Agreement.

     4. This Agreement has been approved by a vote of the Directors of the Company, including a majority of the Directors who are not interested persons of the Company, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Agreement (sometimes the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting on this Agreement.

                                 Agreement

     NOW THEREFORE, the Company hereby enters into this Agreement with Thornburg, and the parties provide and agree as follows:

     1. Subject to the continuing supervision of the Directors, the Company hereby retains and appoints Thornburg as its agent to perform certain administrative services and engage in activities beyond those specifically required by the investment advisory agreement between the Company and Thornburg, and to provide related services. The activities and services to be provided by Thornburg hereunder shall include shareholder communication and informational functions, share accounting, asset, income and expense bookkeeping and accounting, performance of clerical, regulatory and office functions associated with share and shareholder accounting and administration, and such other related or similar administrative functions as the Company and Thornburg may from time to time agree. Thornburg or its affiliates will also provide persons who shall not be officers or officers of Thornburg's affiliates, to render such clerical, accounting, shareholder-related and other office services to the Company as the Company may from time to time request of Thornburg. These personnel may be employees of Thornburg or its affiliates. Thornburg also will furnish to the Company without charge such administrative and management supervision and assistance and such office facilities as Thornburg believes appropriate or as the Company may reasonably request.

     2. The Company will pay for the services described in the preceding Paragraph 1, on a monthly basis, and shall pay Thornburg monthly, a fee computed at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares to which this Agreement applies from time to time, together with any applicable gross receipts tax, sales tax, value-added tax, compensating tax or similar exaction imposed by any federal, state or local government, but the aggregate of those taxes will not exceed 10% of the basic fee. In addition, the Company will pay Thornburg for the cost of personnel provided in accordance with the preceding Paragraph 1 to provide the described clerical, accounting, shareholder-related and other office services requested by the Company. Thornburg and the Company agree and acknowledge that the Company will pay expenses payable by the Company in accordance with Paragraph 3 of the investment advisory agreement between the Company and Thornburg.

     3. The Company and Thornburg shall provide to the Company's Directors, at least quarterly, a written report of all amounts expended by the Company pursuant to this Agreement. Each report will itemize the types of expenses incurred for which payment is being made and the purposes and the amounts of the expenses. Thornburg shall provide to the Directors upon request such information as may reasonably be required for the Directors to review the continuing appropriateness of this Agreement.

     4. This Agreement will become effective immediately as to a Fund upon approval by vote of at least a majority of the outstanding shares of the class of a Fund and shall continue in effect for a period of one year from the date of that approval unless terminated as provided below. Thereafter, the Agreement will continue in effect from year to year, provided that continuance is approved at least annually by a vote of the Directors, including a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the continuance. This Agreement may be terminated as to a class of shares of a Fund at any time, without penalty, by the vote of a majority of the Disinterested Directors or by the vote of a majority of the outstanding shares of the class. The Company may discontinue Thornburg's services under this Agreement and name another service provider, or Thornburg may assign this Agreement or delegate part or all of its obligations hereunder (to a related or unrelated entity) upon a vote of the Directors including a majority of the Disinterested Directors or a vote of the holders of a majority of a Fund's outstanding shares, without any penalty, upon 60 days written notice to Thornburg. Thornburg may terminate its services under this Agreement upon 60 days written notice to the Company.

     5. All material amendments to this Agreement must be approved by the vote of the Directors, including a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the amendment.

     6. This Agreement applies to Class ___ shares of the Funds of the Company specified in the preamble to this Agreement. The parties acknowledge and agree that this Agreement may from time to time be made applicable to one or more Funds and one or more classes of shares of those Funds, but that the Agreement applies separately to each class of shares and is severable in all respects. Consequently, the Agreement may be modified, continued or terminated as to one class of shares of a Fund without affecting any other class of shares of that Fund or any other Fund.

     7. The Company will preserve in an easily accessible place copies of this Agreement and all reports made pursuant to this Agreement, together with minutes of all Directors' meetings at which the adoption, amendment or continuance of this Agreement were considered (describing the factors considered and the basis for decision), for a period of not less than 6 years from the date of this Agreement.

     8. This Agreement will be construed in accordance with the laws of the State of New Mexico and applicable provisions of the 1940 Act. To the extent the applicable law of the State of New Mexico or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter will control. If any provision of this Agreement is determined by a court or governmental agency having jurisdiction to be invalid or unenforceable, the balance of this Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Santa Fe, New Mexico.


                              THORNBURG LIMITED TERM MUNICIPAL FUND, INC.

                              By:__________________________________________

                              THORNBURG MANAGEMENT COMPANY, INC.

                              By:__________________________________________


                                 EXHIBIT D

                AMENDED PLAN AND AGREEMENT OF DISTRIBUTION
                         PURSUANT TO RULE 12b-1
                         (Class A Service Plan)

     THIS PLAN AND AGREEMENT is made as of the _____ day of _______________, 1996, by and between Thornburg Limited Term Municipal Fund, Inc., a Maryland corporation (the "Company"), in respect of Thornburg Limited Term Municipal Fund National Portfolio and Thornburg Limited Term Municipal Fund California Portfolio, series of the Company (collectively the "Funds"), and Thornburg Management Company, Inc., a Delaware corporation ("Thornburg").

                                 RECITALS

     1. The Company engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act").

     2. The Company wishes to adopt a revised Plan and Agreement, on behalf of each of the Funds (the "Plan and Agreement") to authorize the use of the Fund's assets to finance certain activities as permitted under Rule 12b-1 adopted under the 1940 Act, and in this regard seeks to enter into an agreement to retain Thornburg in accordance with the terms hereunder. This Plan and Agreement supersedes that certain Plan and Agreement of Distribution Pursuant to Rule 12b-1 dated October 23, 1987.

     3. Thornburg seeks to be retained to perform services in accordance with the Plan and Agreement.

     4. This Plan and Agreement has been approved by a vote of the Directors of the Company, including a majority of the Directors who are not interested persons of the Company, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Plan and Agreement (sometimes the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting on this Plan and Agreement.

                                 AGREEMENT

     NOW, THEREFORE, the Company hereby adopts this Plan in respect of each of the Funds, and the Company and Thornburg hereby enter into this Agreement pursuant to the Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, and provide and agree as follows:

     1. The Company is hereby authorized to utilize the assets of each of the Funds to finance certain activities in connection with distribution of the Fund's shares and providing shareholder services.

     2. Subject to the supervision of the Directors, the Company hereby retains and appoints Thornburg as its agent to obtain shareholder services and to promote the distribution of each Fund's Class A shares by providing services and engaging in activities beyond those specifically required by the Distribution Agreement between the Company and Thornburg Securities Corporation ("TSC") and to provide related services. The activities and services to be provided by Thornburg hereunder shall include one or more of the following: (a) the payment of compensation (including incentive compensation) to securities dealers, financial institutions and other organizations which render services to the Fund's Class A shareholders as the Company may from time to time agree, and which render distribution, shareholder account services, and administrative services in connection with the distribution of shares of the Fund all as the Company may from time to time agree; (b) the printing and distribution of reports and prospectuses for the use of potential investors in the Fund; (c) preparing and distributing sales literature; (d) providing advertising and engaging in other promotional activities, including direct mail solicitation, and television, radio, newspaper and other media advertisements; and (e) such other services and activities as may from time to time be agreed upon by the Company including, but not limited to, providing personal services to shareholders, maintaining shareholder accounts, providing shareholder liaison services and providing information to shareholders.

     3. Thornburg hereby undertakes to use its best efforts to promote sales of Class A shares of each Fund to investors and to promote shareholder services by engaging in those activities specified in paragraph 2 above as may be necessary and as it from time to time believes will best further sales of such shares. In so doing, Thornburg may utilize the services of TSC.

     4. The Company is hereby authorized to expend, out of the assets of each Fund, on a monthly basis, and shall reimburse Thornburg monthly to such extent, for its actual direct expenditures incurred in engaging in the activities and providing the services specified in paragraph 2 above, an amount computed at an annual rate of up to .25 of 1% of the Fund's average daily net assets attributable to Class A shares, together with any applicable gross receipts tax, sales tax, value added tax, compensating tax or similar exaction imposed by any federal, state or local government, but the aggregate of those taxes will not exceed 10%.

     5. To the extent that expenditures made by Thornburg out of its own resources to finance any activity primarily intended to result in the sale of shares of a Fund, pursuant to this Plan and Agreement or otherwise, may be deemed to constitute the indirect use of the Fund's assets, such indirect use of the Fund's assets is hereby authorized in addition to, and not in lieu of, any other payments authorized under this Plan and Agreement.

     6. The Treasurer of the Company shall provide and the Directors shall review, at least quarterly, a written report of all amounts expended pursuant to the Plan and Agreement. Each such report shall itemize the types of expenses incurred for which payment is being made and the purposes and the amounts of such expenses. Upon request, Thornburg shall provide to the Directors such information as may reasonably be required for it to review the continuing appropriateness of the Plan and Agreement.

     7. This Plan and Agreement shall become effective immediately as to a Fund upon approval by a vote of at least a majority of the outstanding Class A shares of the Fund, and shall continue in effect for a period of one year from the date of such approval unless terminated as provided below. Thereafter, the Plan and Agreement shall continue in effect from year to year, provided that continuance is approved at least annually by a vote of the Directors, including a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such continuance.
The Plan may be terminated as to Class A shares of a Fund at any time, without penalty, by the vote of a majority of the Disinterested Directors or by the vote of a majority of the outstanding Class A shares of the Fund. Thornburg, or the Company by vote of a majority of the Disinterested Directors or of the holders of a majority of the Fund`s outstanding Class A shares, may terminate the Agreement under this Plan, without penalty, upon 30 days' written notice to the other party.

     8. So long as the Plan remains in effect, the selection and nomination of persons to serve as Directors of the Company who are not "interested persons" of the Company shall be committed to the discretion of the Directors then in office who are not "interested persons" of the Company. However, nothing contained herein shall prevent the participation of other persons in the selection and nomination process, provided that a final decision on any such selection or nomination is within the discretion of, and approved by, a majority of the Directors then in office who are not "interested persons" of the Company.

     9. This Plan may not be amended to increase materially the amount to be spent by the Company hereunder without approval of the Class A shareholders of the affected Fund. All material amendments to the Plan and to the Agreement must be approved by the vote of the Directors, including a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such amendment.

     10. To the extent that this Plan and Agreement constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act it shall remain in effect as such, so as to authorize the use by the Company of the Funds' assets in the amounts and for the purposes set forth herein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act and the rules thereunder. To the extent it constitutes an agreement pursuant to a plan, it shall terminate automatically in the event of an attempted assignment. Upon a termination of the Agreement as to any Fund, the Company may continue to make payments on behalf of the Fund pursuant to the Plan only upon the approval of a new Agreement, which may or may not be with Thornburg, or the adoption of other arrangements regarding the use of the amounts authorized to be paid by the Company hereunder, by the Directors in accordance with the procedures set forth in paragraph 7 above.

     11. The Company shall preserve in an easily accessible place copies of this Plan and Agreement and all reports made pursuant to this Plan and Agreement, together with minutes of all Directors' meetings at which the adoption, amendment or continuance of the Plan were considered (describing the factors considered and the basis for decision), for a period of not less than six years from the date of this Plan and Agreement.

     12. This Plan and Agreement shall be construed in accordance with the laws of the State of New Mexico and applicable provisions of the 1940 Act.
To the extent the applicable law of the State of New Mexico or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Plan and Agreement on the day and year first above written in Santa Fe, New Mexico.
                THORNBURG LIMITED TERM MUNICIPAL FUND, INC.
               (Thornburg Limited Term Municipal Fund National Portfolio and
                Thornburg Limited Term Municipal Fund California Portfolio)

                 By:__________________________________________________

                 THORNBURG MANAGEMENT COMPANY, INC.

                  By:  _______________________________________________

           THORNBURG LIMITED TERM MUNICIPAL FUND, INC.     Preliminary Copy
                              PROXY
                               for
                 SPECIAL MEETING OF SHAREHOLDERS
     Thornburg Limited Term Municipal Fund National Portfolio
    Thornburg Limited Term Municipal Fund California Portfolio
                          April 16, 1995
----------------------------------------------------------------------------
                   WE NEED YOUR VOTE BEFORE APRIL 16, 1996
----------------------------------------------------------------------------
Your vote is important and, as a shareholder, you are asked to be at the Special Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to complete, sign, date, and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses to your Fund associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting and you may revoke your proxy by advising the Secretary of the Funds in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.
----------------------------------------------------------------------------
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
----------------------------------------------------------------------------
    The undersigned hereby constitutes and appoints Brian J. McMahon, Dawn
B. Shapland and Steven J. Bohlin as proxies, each with power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at
119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, on April 16, 1996, at 9:30 a.m., local time, and any adjournments thereof, with respect to the matters set forth below and described in the Notice of Special Meeting and Proxy Statement dated February ___, 1996, receipt of which is hereby acknowledged.
----------------------------------------------------------------------------
This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Please indicate by filling in the appropriate box below, as shown, using
blue or black ink or dark pencil.  Do not use red ink.    <darkened box>
----------------------------------------------------------------------------
1. To restate the Investment Advisory Agreement and adopt an Administrative Services Agreement.
    FOR   <box>                 AGAINST   <box>           ABSTAIN  <box>

    2.  To amend the Class A Service Plan.
    FOR   <box>                 AGAINST   <box>           ABSTAIN  <box>

3.  To ratify selection of independent auditors.
    FOR   <box>                 AGAINST   <box>           ABSTAIN  <box>

<3.5 inch x 2.5 inch box for                 Date___________________________
 shareholder information>
                                        NOTE:  Please sign exactly as your
                                        name appears on this Proxy.  If joint
                                        owners, either owner may sign this
                                        Proxy.  When signing as attorney,
                                        executor, administrator, trustee,
                                        guardian or corporate officer, please
                                        give your full title.
                                             _______________________________
                                             Signature
                                             _______________________________
                                             Title (if applicable)